                                                                    EXHIBIT 99.1

                            FORT HOWARD CORPORATION

P         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
       FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 14, 1996
R
   The undersigned hereby appoints Kathleen J. Hempel and James W. Nellen II,
O or either of them, proxies of the undersigned, with full power of substi-tution, to vote all shares of Common Stock of Fort Howard Corporation that
X the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Tuesday, May 14, 1996, at 9:00a.m., local time, at the Metro-
Y politan Club, Sears Tower, 66th Floor, 233 South Wacker Drive, Chicago, Illinois, and at any adjournments thereof. The proxies have the authority to vote such stock as directed on the reverse side hereof with respect to the proposal set forth in the Proxy Statement with the same effect as though the undersigned were present in person and voting such shares. The proxies are further authorized in their discretion to vote upon such other business as may properly come before the Annual Meeting of Stockholders, and any adjournments thereof. The undersigned hereby revokes all proxies heretofore given to vote at the Annual Meeting of Stockholders and any adjournment thereof.

   PLEASE INDICATE ON THE REVERSE SIDE OF THIS CARD HOW YOUR STOCK IS TO BE VOTED. UNLESS YOU OTHERWISE INDICATE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES IN THE PROPOSAL SET FORTH ON THE REVERSE SIDE OF THIS CARD. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN THIS CARD.

                               (CONTINUED, AND TO BE SIGNED ON THE REVERSE SIDE)

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This proxy, when properly executed, will be voted as          Please mark
directed. IF NO DIRECTION IS GIVEN, SHARES OF COMMON          your votes as
STOCK WILL BE VOTED "FOR" ALL NOMINEES IN THE PROPOSAL        indicated in
SET FORTH BELOW.                                              the example
                                                                  [X]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE SELECTION OF ALL NOMINEES FOR THE BOARD OF DIRECTORS.

Election of Directors. The nominees are: James L. Burke, Kathleen J. Hempel and David I. Margolis.

FOR all nominees          FOR, except WITHHOLD authority to vote for the
                          following nominee(s):
      [  ]
                          ------------------------------------------------------
WITHHOLD authority to
vote for all nominees                       Please indicate whether you will
                                            be attending the Annual Meeting
      [  ]                                  in person:


                                            Will Attend        Will Not Attend
                                              [   ]                [   ]






                                     SIGNATURE(S)__________________________

                                     ______________________________________

                                     DATED:_________________________, 1996

                                     IMPORTANT:  PLEASE SIGN EXACTLY AS NAME(S)
                                                 APPEAR HEREON.  JOINT OWNERS
                                                 SHOULD EACH SIGN.  WHEN SIGNING
                                                 AS EXECUTOR, ADMINISTRATOR,
                                                 TRUSTEE, GUARDIAN, ATTORNEY OR
                                                 CORPORATE OFFICER, PLEASE GIVE
                                                 FULL TITLE.
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